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                                                                   Exhibit 10.29

                             EXTENSION AGREEMENT



     EXTENSION AGREEMENT (this "AGREEMENT"), dated as of April 29, 2002, among the following:

          (a) VTR GLOBALCOM S.A. (formerly known as VTR Hipercable S.A.), a Chilean corporation (the "COMPANY"),

          (b) the subsidiaries of the Company listed on the signature pages hereto (the "SUBSIDIARY GUARANTORS"),

          (c) TORONTO DOMINION (TEXAS), INC., as agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the ("ADMINISTRATIVE AGENT"), and

          (d) each of the lenders party to the Credit Agreement (the
     "LENDERS").

     The Company, the Subsidiary Guarantors, the Administrative Agent and the Lenders are parties to a Credit Agreement, dated as of April 29, 1999 (as amended and in effect immediately prior to the date hereof, the "CREDIT AGREEMENT"). The parties hereto wish to enter into this Agreement to extend the maturity date of the loans provided for by the Credit Agreement. Accordingly, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms used but not defined herein have the respective meanings given to them in the Credit Agreement

     Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.01. The definition of "Principal Payment Date" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

          "'PRINCIPAL PAYMENT DATE' shall mean May 29, 2002."

     2.02. The definition of "Interest Period" in Section 1.01 of the Credit Agreement shall be amended by replacing the parenthetical phrase after the words "third calendar month thereafter" with the following:

     "(provided that for the period commencing on April 29,2002, there shall be an Interest Period that commences on April 29, 2002 and ends on May 6, 2002 and a subsequent Interest Period that commences on May 6, 2002 and ends on May 29, 2002)"

     Section 3. CONDITIONS PRECEDENT. This Agreement shall be effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

          (a) the execution and delivery of this Agreement by the Company, each other Obligor, each of the Lenders and the Administrative Agent;

          (b) the Administrative Agent shall have received evidence satisfactory to it that the registration of the Loans with the Central Bank of Chile shall have been duly amended to reflect the terms and conditions of this Agreement; and

          (c) the Administrative Agent shall have received an opinion of Carey y Cia. Ltda., Chilean counsel to the Obligors, substantially in the form of Exhibit D-1 to the Credit Agreement, but with respect to this Agreement.

     Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Obligors represents and warrants to the Lenders that:

          (a) the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete in all material respects on the date hereof as if made on and as of the date hereof (unless such representation and warranty is expressly stated to be made as of an earlier date) and as if each reference in said Section S to "this Agreement" included reference to this Agreement;

          (b) on the date hereof, and after giving effect to this Agreement, no Default or Event of Default has occurred

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     and is continuing;

          (c) the execution, delivery and performance by each Obligor of this Agreement and any other Basic Document to be executed by it in connection with this Agreement are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

               (1) contravene such Obligor's organizational documents (ESTATUTOS SOCIALES);

               (2) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Obligor; or

               (3) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties;

          (d) other than the Amendment to the registration referred to in
     Section 3(b) hereof, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Agreement or any other Basic Document to be executed by it in connection with this Agreement, and

          (e) this Agreement constitutes and each other Basic Document executed by the Obligors in connection with this Agreement will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each Obligor enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights.

     Section 5. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Agreement shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. Nothing in this Agreement shall be deemed to be a waiver of any Default or Event of Default.

     Section 6. GOVERNING LAW; EXECUTION IN COUNTERPARTS; ETC., This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, United States of America. Each of the Obligors hereby agrees that the provisions of Sections 12.13, 12.14 and 12.15 of the Credit Agreement, including (without limitation) the submission by the Obligors to the jurisdiction of the Supreme Court of the State of New York, County of New York, and the United States District Court for the Southern District of New York, shall apply to this Agreement. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement. Each reference to the Credit Agreement in any Basic Document shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.

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                                        COMPANY:

                                        VTR GLOBALCOM S.A.

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

                                        By /s/ Frederic Chaveyriat
                                           --------------------------------
                                           Title:  CFO


                                        SUBSIDIARY GUARANTORS:

                                        VTR NET S.A.

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

                                        VTR BAMDA ANCHA S.A.

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

                                        VTR GALAXY CHILE S.A.

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

                                        VTR GLOBALCARRIER

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

                                        VTR INGENIERIA S.A.

                                        By /s/ Blas Tomic
                                           --------------------------------
                                           Title:  CEO

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                                        LENDERS:

                                        THE TORONTO-DOMINION BANK

                                        By /s/ Jim Bridwell
                                           --------------------------------
                                           Title:  Manager Credit Admin.

                                        BANKBOST0N N.A., NASSAU BRANCH

                                        By /s/ Paulina Valdez
                                           --------------------------------
                                           Title:  Authorized Officer

                                        JPMORGAN CHASE BANK

                                        By /s/ Deborah Papson
                                           --------------------------------
                                           Title:  Vice President

                                        CITIBANK, N.A.

                                        By /s/ Julie Siskind
                                           --------------------------------
                                           Title:  Vice President

                                        CREDIT LYONNAIS, NEW YORK BRANCH

                                        By /s/ Bruce Yeager
                                           --------------------------------
                                           Title:  Senior Vice President

                                        EXPORT DEVELOPMENT CANADA

                                        By /s/ Sean Mitchell
                                           --------------------------------
                                           Title:  Manager, Special Risks

                                        By /s/ Dan Kovacs
                                           --------------------------------
                                           Title:  Loan Asset Manager

                                        ING BANK N.V., CURACAO BRANCH

                                        By /s/ Andres Errazuriz
                                           --------------------------------
                                           Title:  Attorney In Fact


                                        CANADIAN IMPERIAL BANK OF COMMERCE

                                        By /s/ Joan S. Griffin
                                           --------------------------------
                                           Title:  Executive Director


                                        ADMINISTRATIVE AGENT:

                                        TORONTO DOMINION (TEXAS), INC.

                                        By /s/ Jim Bridwell
                                           --------------------------------
                                           Title:  Vice President